Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas R. Young, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of NeoMagic Corporation on Form 10-K for the fiscal year ended January 25, 2009 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of NeoMagic Corporation. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K. A signed original of this statement has been provided to NeoMagic and will be retained by NeoMagic and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 11, 2009

By: /s/ Douglas R. Young
Name: Douglas R. Young
Title: Chief Executive Officer